3rd Quarter 2020 Financial Results Presentation October 27, 2020 Exhibit 99.2

Record Third Quarter & First Nine Months Net Revenue Third Quarter Snapshot 3Q20 Results millions, except per share and ratios HIGHLIGHTS NET REVENUES GAAP & NON-GAAP $883.3 NET EARNINGS GAAP $110.6 NON-GAAP $120.5 EPS GAAP $1.46 NON-GAAP $1.59 ANNUALIZED ROE GAAP 12.8% NON-GAAP 14.0% ANNUALIZED ROTCE GAAP 20.4% NON-GAAP 22.2% BOOK VALUE PER SHARE TBV $32.34 BV $50.95 Strongest Recruiting Quarter in Last Three Years Record Quarterly Capital Raising Revenue Second Highest Quarterly Pre-Tax Income & EPS Credit Quality at Stifel Bank Remains Strong Strong Growth in Private Client Fee-Based Assets

Third Quarter Results Third QUARTER HIGHLIGHTS Third quarter Non-GAAP Net Revenue of $883 million, up 8% Y/Y Institutional Group Revenue of $363 million, up 25% Y/Y Record Capital Raising Revenue of $137 million, up 46% Y/Y Pre-tax Margin of 19.4%, up 160 bps sequentially Fee-based Client Assets of $115 billion, up 8% sequentially Tangible Book Value Per Share of $32.34, up 13% Y/Y Non-GAAP annualized ROTCE of 22.2%

HIGHLIGHTS Record first 9-Month Net Revenue of $1.6 billion, up 2% Y/Y Third Quarter Pre-tax Margin of 34%, up 310 bps sequentially Private Client Fee-based Assets Increased 17% Y/Y Recruited 45 Financial Advisor with total Trailing Twelve Month production of $38 million. Global Wealth Management

Wealth Management Metrics

STIFEL

RECRUITING DRIVES REVENUE GROWTH



$250
$200
$150
$100
$50
$-
millions
275
250
225
200
175
150
125
100
75
50
25
0
Financial Advisors
$31
$67
$82
$118
$138
$161
$199
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
T-12 Cummulative Production
Cummulative Gross FAs

DYNAMIC BUSINESS

- 85% of FAs joined Stifel in past 10 years came through organic recruiting, 15% through acquisitions
- Recruiting remotely during pandemic
- Growth of average AUM
- Adding capabilities that attract FAs and differentiate Stifel
  - Stifel Wealth Tracker
  - CIO Office & behavioral finance practice
  - OurCrowd access to early-stage venture sponsors

EFFICIENT BUSINESS MODEL

- Advisors are empowered to do what is right for their clients
- Product-neutral compensation – not motivated by comp to use specific products or services
- Product desks are not layered profit centers
- Supervisory function is centralized for efficiency and neutral approach
- Advisors have direct access to knowledgeable home office associates to collaboratively deliver services to clients

TECHNOLOGY TO SUPPORT ADVICE-BASED MODEL

- Stifel Wealth Tracker – online and mobile app: / free/ secure / smart aggregation / budgeting tools / advice when you want it / understand the markets / understand your complete financial picture
- Performance reporting tools – enhanced platform-wide capabilities with key vendor partners collaborating
- Cash management and digital banking capabilities in WM platform, including client mobile app
- Video meetings, centralized technology support

STIFEL | Quarterly Earnings Report

4

Institutional Group * Includes net interest, asset management and service fees, and other income HIGHLIGHTS Record first 9- Month Revenue of $1.1 billion, up 33% Y/Y Record first 9-Month Capital Raising Revenue, up 52% Y/Y Brokerage Revenue of $505 million surpassed 2019 Full Year by 19% Record Quarterly Capital Raising Revenue of $129 million, up 54% Y/Y Pre-tax margin of 21.1%, up 430 bps Y/Y Balanced business mix between equities and fixed income *2020 revenue based on annualized results through 9/30/2020 highlights Record First Nine Months Revenue Surpassed Prior Full Year Record by 5% (2016) Record First Nine Months Brokerage Revenue Record Quarterly Revenue in Capital Raising Lead Managed 264 Negotiated Municipal Offerings Institutional Equities & Fixed Income highlights Record First Nine Months Revenue Surpassed Prior Record by 23% (2014) Record First Nine Months Brokerage Revenue Record Quarterly Capital Raising Revenue Bar chart header numbers are a graphic

Investment Banking Revenue Highlights Third Strongest Investment Banking Quarter Record Capital Raising Quarter Strongest Verticals were Healthcare, Technology, & Industrials Miller Buckfire’s Restructuring Practice Remained Strong Bar chart header numbers are a graphic *2020 revenue based on annualized results through 9/30/2020

Net Interest Income Net Interest commentary 3Q20 NII within previous guidance range, but negatively impacted by increased cash balances. Interest Earning Assets increased year-on-year and sequentially due to higher cash & loan balances.

Stifel Bancorp Inc. Loan & Investment Portfolio * Total excludes $282 million of loans classified as held for sale

CECL & Credit Metrics ASSUMPTIONS Moody’s Forecast 40% Baseline (gradual recovery) 30% Downside (double dip recession) 30% Upside (accelerated recovery) Forecast Update for Most Recent Scenarios Broad-based Improvement of Forecasted Economic Variables Since June 30 Incorporated a Management Overlay to Offset Some of the Forecasted Economic Variables

Capital & Liquidity HIGHLIGHTS Sweep Balances Continued to Increase in 3Q20 Capital Ratios Consistent with 2Q20 Projecting No Material Change in the Size or Composition of the Balance Sheet Capital Return in 3Q20 Limited to Dividends

Expenses & Fourth Quarter Guidance * For reconciliation of GAAP to non-GAAP expenses, refer to our third quarter 2020 earnings release. Bar chart header numbers are a graphic Fourth Quarter 2020 Guidance Net Revenue: $870 – $920 million Firm-wide NII: $100 – $110 million Bank NIM: 235 – 245 bps Compensation Ratio: 57.5% - 59.5% Non-compensation Operating Ratio: 19%-21% Diluted Share Count: 77.4 million

Q&A

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2020 and June 30,2020 and in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position and liquidity may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Use of Non-GAAP Financial Measures The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the nine months ended September 30, 2020. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of ongoing business. A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.